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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: May 21, 2001


                              REDBACK NETWORKS INC.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                          000-25853                            77-0438443
---------------------------------    ------------------------------   -----------------------------------
 (State or Other Jurisdiction of        (Commission File Number)        (I.R.S. Employer Identification
         Incorporation)                                                            Number)

                                 250 Holger Way
                               San Jose, CA 95134
                                 (408) 571-5000
--------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)




ITEM 5.  OTHER EVENTS.

         On May 21, 2001, Redback Networks Inc., a Delaware corporation ("Redback"), announced the resignation of Vivek Ragavan, President and Chief Executive Officer. The Company has begun a search for a new President and Chief Executive Officer. During the interim, Pierre Lamond will act as Chief Executive Officer and an operating committee has been established to manage the day-to-day operations. The committee consists of Richard Bibb, Senior Vice President of World Wide Sales, Pankaj Patel, Senior Vice President of Research and Development, Kevin Q. Smith, Senior Vice President of Operations, and Dennis P. Wolf, Senior Vice President and Chief Financial Officer. An excerpt of Redback's press release announcing the appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.
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         The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS.

                  99.1     Press Release dated May 21, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REDBACK NETWORKS INC.


DATE:  May 21, 2001                   By:/s/ Dennis P. Wolf
                                         ---------------------
                                         Dennis P. Wolf
                                         Senior Vice President of Finance and
                                         Administration, Chief Financial
                                         Officer and Corporate Secretary
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                                INDEX TO EXHIBITS

    Exhibit Number                       Description
    --------------                       -----------

         99.1           Press Release dated May 21, 2001